Prospectus supplement dated September 9, 2020
to the following prospectus(es):
VIP Extra Credit Annuity (NLIC), Market Street VIP/2 Annuity (NLIC), and VIP Extra Credit Annuity (NLAIC) prospectuses dated May 1, 2002
VIP Premier DCA Annuity (NLIC) and VIP Premier DCA Annuity (NLAIC) prospectuses dated November 1, 2001
Options VIP Annuity (NLAIC) prospectus dated May 1, 2001
NLAIC VIP Annuity prospectus dated May 2, 1994
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
(1) The Board of Trustees of Nationwide Variable Insurance Trust (the "Board"), on behalf of NVIT Multi-Manager International Value Fund, approved the merger of the NVIT Multi-Manager International Value Fund (the "Target Fund") into the NVIT Columbia Overseas Value Fund (the "Surviving Fund"). The merger will be effective on or about October 16, 2020 (the "Effective Date").
As of the Effective Date, the following changes apply to the contract:
•	the Target Fund will no longer be available to receive transfers or new purchase payments;
•	the Target Fund will transfer all or substantially all of its assets to the Surviving Fund in exchange for shares of the Surviving Fund; and
•	the Surviving Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(1)	Appendix A: Underlying Mutual Funds is amended to add the following:
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Columbia Management Investment Advisers, LLC
Investment Objective:	The fund seeks to maximize total return consisting of capital appreciation and/or current income.
(2)	All references in the prospectus to the Target Fund are deleted and replaced with the Surviving Fund.
PROS-2020-219
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